EXHIBIT 10.6

                              STOCK OWNERSHIP AND

                        REGISTRATION RIGHTS AGREEMENT


                                     AMONG



                                TEXOIL, INC.,

                                TEXOIL COMPANY


                                      AND


                            RIMCO PARTNERS, L.P.,
                           RIMCO PARTNERS, L.P. II,
                           RIMCO PARTNERS, L.P. III
                                      AND
                           RIMCO PARTNERS, L.P. IV



                               SEPTEMBER 6, 1996







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               STOCK OWNERSHIP AND REGISTRATION RIGHTS AGREEMENT
                                     AMONG
                       TEXOIL, INC., TEXOIL COMPANY AND
                RIMCO PARTNERS, L.P., RIMCO PARTNERS, L.P. II,
             RIMCO PARTNERS, L.P. III AND RIMCO PARTNERS, L.P. IV


            THIS STOCK OWNERSHIP AND REGISTRATION RIGHTS AGREEMENT dated as of September 6, 1996, (this "Agreement") among TEXOIL, INC., a Nevada corporation ("Parent"), TEXOIL Company, a Tennessee corporation and wholly owned subsidiary of Parent (the "Company"), and RIMCO Partners, L.P., RIMCO Partners, L.P. II, RIMCO Partners, L.P. III and RIMCO Partners, L.P. IV (collectively, the "RIMCO Holders," and together with their distributees, successors and assigns, the "Holders"), is effective for all purposes as of the date specified in
Article III hereof.

                             W I T N E S S E T H:

            WHEREAS, pursuant to the terms and subject to the conditions of that certain Note Purchase Agreement (the "Note Purchase Agreement") dated as of even date herewith among Parent, the Company and the RIMCO Holders, the Company will issue and sell to the RIMCO Holders the Notes (the Tranche A Notes and Tranche B Notes); and

            WHEREAS, the Tranche A Notes are exchangeable according to their terms and the terms of that certain Guaranty and Exchange Agreement dated as of even date herewith among Parent, the Company and the RIMCO Holders (the "Guaranty and Exchange Agreement") for shares of common stock of Parent, par value $.01 per share (the "Parent Common Stock"); and

            WHEREAS, the execution and delivery of this Agreement is a condition precedent to the closing of the transactions contemplated by the Note Purchase Agreement;

            NOW, THEREFORE, to induce the parties hereto to close the transactions contemplated by the Note Purchase Agreement (such closing referred to herein as the "Closing") and in consideration of the aforesaid and of the mutual representations, warranties and covenants contained herein and in the Note Purchase Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                   ARTICLE I
               DEFINITIONS; PARENT AND COMPANY REPRESENTATIONS,
                           WARRANTIES AND COVENANTS

      SECTION 1.01. CERTAIN DEFINED TERMS. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Note Purchase Agreement and Annex A attached thereto. For purposes of this Agreement,

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      "1933 ACT" means the Securities Act of 1933, as amended.

      "1934 ACT" means the Securities and Exchange Act of 1934, as amended.

      "AGREEMENT" has the meaning specified in the preamble.

      "BLUE SKY FILING" has the meaning specified in SECTION 2.09(A).

      "CLOSING" has the meaning specified in the recitals.

      "COMMISSION" means the Securities and Exchange Commission.

      "COMPANY" has the meaning specified in the preamble.

      "DEMAND REGISTRATIONS" has the meaning specified in SECTION 2.01(A).

      "GUARANTY AND EXCHANGE AGREEMENT" has the meaning specified in the recitals.

      "HOLDERS" has the meaning specified in the preamble.

      "NOTE PURCHASE AGREEMENT" has the meaning specified in the recitals.

      "NOTES" means the Tranche A Notes and the Tranche B Notes.

      "PARENT" has the meaning specified in the preamble.

      "PARENT COMMON STOCK" has the meaning specified in the recitals.

      "PERMITTED INTERRUPTION" has the meaning specified in SECTION 2.01(G).

      "PIGGYBACK REGISTRATION" has the meaning specified in SECTION 2.02(A).

      "REGISTRABLE SECURITIES" means the Shares and the Related Securities. As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the 1933 Act and such securities shall have been disposed of in accordance with the plan of distribution set forth in such registration statement, (b) such securities shall have been distributed in accordance with Rule 144 under the 1933 Act or (c) such securities shall have been otherwise transferred, new certificates therefor not bearing a legend restricting further transfer shall have been delivered in exchange therefor by Parent and subsequent disposition of such securities shall not require registration or qualification under the 1933 Act or any similar state law then in force.

      "REGISTRATION EXPENSES" has the meaning specified in SECTION 2.07.


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      "RELATED SECURITIES" means, collectively, other than the Shares, (i) any and all securities issued or issuable as a result of adjustments made under the Note Purchase Agreement, and in each case any and all securities otherwise exchanged therefor or distributed, issued or issuable with respect thereto and
(ii) any and all securities of Parent or any successor thereto or assignee thereof that are hereafter transferred, distributed, issued or issuable to the Holders.

      "RIMCO HOLDERS" has the meaning specified in the preamble.

      "SHAREHOLDER NOTEHOLDERS" means the holders of New Shareholder Debt, as defined in the Note Purchase Agreement.

      "SHARES" means, collectively, shares of Parent Common Stock issued or issuable upon exchange of the Tranche A Notes and all shares of Parent Common Stock exchanged therefor or distributed, issued or issuable with respect thereto.

      SECTION 1.02. UNDERTAKING TO FILE REPORTS AND COOPERATE IN RULE 144 TRANSACTIONS. For as long as any Holder shall continue to hold any Registrable Securities, Parent shall file, on a timely basis, all annual, quarterly and other reports required to be filed by it under Sections 13 and 15(d) of the 1934 Act and the rules and regulations promulgated by the Commission thereunder, as amended from time to time during the term of this Agreement. In the event of any proposed transfer of Registrable Securities other than pursuant to a sale or transfer registered under the 1933 Act, Parent shall cooperate with each Holder so as to enable such sales to be made in accordance with applicable laws, rules and regulations, the requirements of Parent's transfer agents, and the reasonable requirements of the broker through which the sales are proposed to be executed, and shall, upon request and subject to applicable law, furnish unlegended certificates representing Shares and Related Securities in such numbers and denominations as any Holder shall reasonably require for delivery pursuant to such sales. The Holders will have all of the rights set forth in this Agreement to register the offering of the Registrable Securities notwithstanding any availability of Rule 144 under the 1933 Act with respect to the sale of all or part of the Registrable Securities.

      SECTION 1.03. ELECTION OF DIRECTOR TO BOARD OF DIRECTORS OF PARENT. (a) Subject to compliance with applicable law, immediately following the issuance of any of the Notes by the Company, the RIMCO Holders holding not less than a majority (in then market value) of the then outstanding Notes held by the RIMCO Holders, or any designee thereof, shall be entitled to designate one person to be a member of Parent's Board of Directors. Immediately following the issuance of any of the Notes, Parent shall commence and diligently pursue such action as is required under its charter and bylaws to increase the size of Parent's Board of Directors by one and will use its reasonable best efforts, subject to compliance with applicable law, to elect or cause to be elected to fill the vacancy so created the person designated by the RIMCO Holders or their designee, so long as (i) any of the Notes (or any securities exchanged therefor) are outstanding or (ii) the RIMCO Holders, together with their Affiliates, own an aggregate of 5% or more of the Parent Common Stock, however acquired (or a then comparable proportion of the equity securities of Parent entitled to vote for the election of directors). In the event of any resignation, removal, death or other termination of the director so designated by the RIMCO Holders or their designee, or the failure of

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the stockholders of Parent for any reason to elect such designee or to reelect such director, the RIMCO Holders holding not less than a majority (in then market value) of the then outstanding Notes and Registrable Securities held by the RIMCO Holders, or any designee thereof, shall be entitled to designate one person to serve on Parent's Board of Directors in place of such previously designated person, and Parent will use its reasonable best efforts, subject to compliance with applicable law, to elect or cause to be elected to the Board of Directors the person so designated by the RIMCO Holders or their designee. The RIMCO Holders hereby undertake and agree that, not later than 15 days following written request from Parent, the RIMCO Holders or their designee shall furnish to Parent's Board of Directors such information with respect to such director designee as is required to comply with applicable law, rule or regulation, and with Items 401 and 404 of Regulation S-K or Regulation S-B or any successor regulation under the 1933 Act, if then applicable to Parent.

      (b) Subject to compliance with applicable law, immediately following any date on which the aggregate principal of the Notes outstanding shall exceed $5 million, the RIMCO Holders holding not less than a majority (in then market value) of the then outstanding Notes and Registrable Securities held by the RIMCO Holders, or any designee thereof, shall be entitled to designate a total of two persons to be members of Parent's Board of Directors. Immediately following the date on which the aggregate principal of the Notes outstanding shall exceed $5 million, Parent shall commence and diligently pursue such action as is required under its charter and bylaws to increase the size of Parent's Board of Directors by one and will use its reasonable best efforts, subject to compliance with applicable law, to elect or cause to be elected to fill the vacancy so created one additional person designated by the RIMCO Holders or their designee, which person shall be in addition to the person previously designated by the RIMCO Holders or their designee. So long as the aggregate principal amount of the Notes outstanding shall exceed $2.5 million, the RIMCO Holders or their designee shall be entitled to the benefits of this Section 1.03(b), which shall be applicable to each of the two directors provided for herein (a total of two directors). In the event of any resignation, removal, death or other termination of any director so designated by the RIMCO Holders or their designee, or the failure of the stockholders of Parent for any reason to elect such designee or to reelect such director, the RIMCO Holders holding not less than a majority (in then market value) of the then outstanding Notes and Registrable Securities held by the RIMCO Holders, or any designee thereof, shall be entitled to designate one person to serve on Parent's Board of Directors in place of each such previously designated person, and Parent will use its reasonable best efforts, subject to compliance with applicable law, to elect or cause to be elected to the Board of Directors each such person so designated by the RIMCO Holders or their designee (a total of two directors). The RIMCO Holders hereby undertake and agree that, not later than 15 days following written request from Parent, the RIMCO Holders or their designee shall furnish to Parent's Board of Directors such information with respect to each such director designee as is required to comply with applicable law, rule or regulation, and with Items 401 and 404 of Regulation S-K or Regulation S-B or any successor regulation under the 1933 Act, if then applicable to Parent.

      SECTION 1.04. SECTIONS 411 THROUGH 444 OF THE NEVADA GENERAL CORPORATION LAW. If at any time Parent shall be governed by Sections 411 through 444 of the Nevada General Corporation Law, Parent hereby covenants that it will use its reasonable best efforts, subject to compliance with applicable law, to take all actions necessary under Nevada law, including, without limitation, the

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approval by the Board of Directors of Parent of the Transaction Documents and
the consummation of the transactions contemplated thereby, to render the provisions of Sections 411 through 444 of the Nevada General Corporation Law inapplicable to the RIMCO Holders and their affiliates and to the transactions contemplated in the Transaction Documents, including, without limitation, the acquisition of shares of Parent Common Stock by the RIMCO Holders pursuant to the transactions contemplated by the Transaction Documents, as may be amended from time to time.

      SECTION 1.05. EXCHANGE LISTING. Parent shall as promptly as practicable prepare and file an application to list the Registrable Securities on each exchange or automated market on which comparable securities of Parent are then traded, including, without limitation, the Boston Stock Exchange (if applicable), effective as soon as practicable after the issuance of such Registrable Securities and shall use its reasonable best efforts to cause such application to be approved as promptly as practicable.

      SECTION 1.06. OTHER REGISTRATION RIGHTS. Parent hereby represents and warrants that there are no existing rights held by any Person to register the offering of any securities of Parent under the 1933 Act or any successor statute ("registration rights") other than (a) the rights granted in this Agreement, (b) the registration rights granted to the Shareholder Noteholders under that certain Stock Ownership and Registration Rights Agreement dated of even date herewith among Parent and the Shareholder Noteholders and (c) the registration rights granted under that certain Underwriters' Warrant Agreement dated June 8, 1994 among Parent and Toluca Pacific Securities Corporation, Tamaron Investments, Inc. and Grant Bettingen, Inc. Other than the existing registration rights described in the immediately preceding sentence, Parent will not grant any registration rights in favor of any Person with respect to any of Parent's securities without the prior written consent of the Holders.


                                  ARTICLE II
                              REGISTRATION RIGHTS

      SECTION 2.01. DEMAND REGISTRATIONS. (a) GENERAL. Upon the written request to Parent of Holders of not less than a majority (in then market value) of the then outstanding Registrable Securities, including not less than a majority (in then market value) of the then outstanding Registrable Securities held by the RIMCO Holders, to Parent that Parent effect the registration under the 1933 Act, such registration to occur at any time, of all or part of the Registrable Securities and specifying the intended method of disposition thereof, Parent will give prompt written notice of such request to all other Persons, if any, who have contractual rights to request that any of their shares be piggybacked onto any registration form proposed to be used to register the Registrable Securities requested by such Holders, and thereupon Parent will, subject to the provisions of this Agreement, use its reasonable best efforts to include in the registration under the 1933 Act all shares of Parent Common Stock that persons having contractual registration rights with respect to such shares have requested in writing that Parent register, PROVIDED such request is given to Parent within 20 days after the receipt of the aforesaid written notice by Parent (specifying the intended method of disposition of such Parent Common Stock), all to the extent requisite to permit the intended disposition of the

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Registrable Securities and shares of Parent Common Stock to be so registered.
All registrations requested pursuant to this SECTION 2.01(A) are referred to herein as "Demand Registrations."

      (b) NUMBER OF DEMAND REGISTRATIONS. Subject to the provisions of SECTION 2.01(A), the Holders shall be entitled to request one Demand Registration; provided, however, that in the event any Tranche A Notes are exchanged for Parent Common Stock pursuant to the provisions of Section 3.01(b) of the Guaranty and Exchange Agreement, the Holders shall be entitled to one additional Demand Registration with respect to any Tranche A Notes that are still outstanding following such exchange.

      (c) REGISTRATION OF OTHER SECURITIES. Whenever Parent shall effect a Demand Registration of Parent Common Stock pursuant to SECTION 2.01(A) in connection with an underwritten offering by the Holders, no securities other than shares of Parent Common Stock shall be included among the securities covered by such registration unless (i) the managing underwriter of such offering shall have advised Parent in writing that the inclusion of such other securities would not adversely affect such offering or (ii) the Holders of Registrable Securities participating in such Demand Registration shall have consented in writing to the inclusion of such other securities.

      (d) REGISTRATION STATEMENT FORM. Demand Registrations shall be on such appropriate registration form of the Commission (excluding Form S-8 or Form S-4 (or any successor form)) (i) as shall be selected by Parent and shall be reasonably acceptable to the Holders and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in the Holders' request for such registration, including, without limitation, a "shelf offering" or disposition pursuant to Rule 415 under the 1933 Act. Parent and the Holders agree to include in any such registration statement all information and exhibits that, in the opinion of counsel to the Holders or counsel to Parent, is required to be included therein.

      (e) EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to
SECTION 2.01(A) shall not be deemed to have been effected and will NOT be considered one of the Demand Registrations which may be requested pursuant to this Agreement if (i) a registration statement with respect thereto has not become effective or if the request for the Demand Registration is withdrawn prior to effectiveness or such registration is interfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason and has not thereafter become effective, (ii) after it has become effective, it does not remain effective for a period of at least 120 days or, in the case of a "shelf" registration or registration pursuant to Rule 415 under the 1933 Act, for a period of at least two years (unless the Registrable Securities registered thereunder have been sold or disposed of prior to the expiration of such 120-day period or such two-year period, as the case may be), (iii) the conditions to closing specified in any underwriting agreement entered into in connection with such registration are not satisfied or waived other than by reason of the failure or refusal of the Holders to satisfy or perform a condition to such closing or (iv) the Holders are not able to register and sell all of the Registrable Securities requested to be included in such Demand Registration, but only if such registration statement is for a "firm commitment underwriting" rather than for an "at the market sale" by the Holders. In any event,

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Parent shall pay all Registration Expenses in connection with any such registration initiated but not so effected.

      (f) PRIORITY ON DEMAND REGISTRATIONS. In the event that the managing underwriters of a requested Demand Registration advise Parent in writing that in their opinion the number of shares of Registrable Securities proposed to be included in any such registration exceeds the number of securities that can be sold in such offering, Parent shall include in such registration only the number of shares of Registrable Securities that in the opinion of such underwriters can be sold. If the number of Registrable Securities requested to be sold in a Demand Registration exceeds the number of shares of Registrable Securities that can be sold, Parent shall include in such Demand Registration (i) FIRST, the Registrable Securities requested to be included therein by the Holders, and (ii) SECOND, other securities requested to be included in such registration.

      (g) RESTRICTIONS ON DEMAND REGISTRATIONS. Parent shall not be obligated to effect any Demand Registration within 180 days after the effective date of a previous Demand Registration or a previous registration under which any Holder exercised piggyback rights pursuant to SECTION 2.02 hereof. Parent may postpone (such postponement referred to herein as a "Permitted Interruption") for a reasonable period of time (not to exceed 90 days, which may not thereafter be extended without approval by the Holders participating in such Demand Registration, which approval will not be unreasonably withheld) the filing or the effectiveness of a registration statement for a Demand Registration if, at the time it receives a request for such registration (i) Parent is engaged in any active program for repurchase of Parent Common Stock and furnishes to the Holders an Officer's Certificate to that effect, (ii) Parent is conducting or about to conduct an offering of Parent Common Stock or other securities and Parent is advised by the investment banker engaged by Parent to conduct the offering that such offering would be affected adversely by the registration so demanded and Parent furnishes to the Holders an Officer's Certificate to that effect, or (iii) the board of directors of Parent shall determine in good faith that such offering will interfere with a pending or contemplated financing, merger, acquisition, business combination, sale of assets, recapitalization or other similar corporate action of Parent and Parent furnishes to the Holders an Officer's Certificate to that effect. After such Permitted Interruption, Parent shall effect such registration as promptly as practicable without further request from the Holders unless such request has been withdrawn.

      (h) SELECTION OF UNDERWRITERS. The Holders shall have the right to select such investment bankers and managers as shall be reasonably acceptable to Parent to administer the offering of Registrable Securities for which a Demand Registration is requested. The Holders shall, in their sole discretion, negotiate the terms of the underwriters' fees and expenses, the underwriting discount and commission and the transfer taxes.

      (i) PREEMPTION OF DEMAND REGISTRATION. Notwithstanding anything to the contrary contained herein, if at any time a Demand Registration has been requested pursuant to SECTION 2.01(A), Parent may elect to effect an underwritten primary registration on behalf of Parent if Parent's board of directors believes that such primary registration would be in the best interests of Parent or if the managing underwriter for the requested Demand Registration advises Parent in writing that in their opinion in order to sell the Registrable Securities subject to such Demand

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Registration Parent should include its own securities. Promptly after receiving a request for a Demand Registration, Parent shall notify the members of its board of directors (and the board of directors shall consider the issue within 30 days after receiving such request), and Parent shall meet with the managing underwriter and shall decide whether or not to effect an underwritten primary registration on behalf of Parent, and failure to convene such a meeting and make such determination within such 30-day period shall constitute a waiver by Parent of its right to preempt a Demand Registration under this SECTION 2.01(I). If Parent elects to effect a primary registration after receiving a request to effect a Demand Registration, Parent shall give prompt written notice (and in any event within 60 days after receiving a request for a Demand Registration) to each Holder requesting such Demand Registration of Parent's intention to effect such a primary registration and shall afford such Holder or Holders rights to Piggyback Registrations contained in SECTION 2.02 hereof. If Parent elects to effect a primary registration after receiving a request to effect a Demand Registration, such registration shall not count as one of the Demand Registrations of the Holders permitted under SECTION 2.01(B) hereof, unless all Registrable Securities requested to be included in the Demand Registration are included in such primary registration.

      SECTION 2.02. PIGGYBACK REGISTRATIONS. (a) GENERAL. Whenever Parent proposes to register any shares of Parent Common Stock or other equity securities under the 1933 Act (other than registrations solely for shares to be issued in connection with any employee benefit plan or a merger, consolidation or other business combination registered on Form S-4 (or any successor form thereto)) and the registration form to be used may be used for the registration of Shares or Related Securities, as the case may be (a "Piggyback Registration"), Parent shall give prompt written notice (in any event within 10 business days after its receipt of notice of any exercise of other registration rights) to each Holder of its intention to effect such a registration and shall use its reasonable best efforts to include in such registration all of the Registrable Securities with respect to which Parent receives from any Holder a written request for inclusion therein within 20 days after the receipt by the Holders of Parent's notice (five business days if Parent gives telephonic notice to the Holders, with written confirmation to follow immediately thereafter, stating that (i) such registration will be on Form S-3 (or any comparable or successor form or comparable form then applicable to small business issuers) and
(ii) such shorter period of time is required because of a planned filing date), which request shall specify the number of Registrable Securities requested to be included in such registration by such Holder. If Parent elects, prior to effectiveness, not to proceed with a primary registration of Parent Common Stock or other equity securities, it shall not be obligated to register any Registrable Securities pursuant to such registration unless such primary registration was initiated as provided in SECTION 2.01(I) after Parent received a request for Demand Registration.

      (b) PRIORITY ON PRIMARY REGISTRATIONS. If a Piggyback Registration is an underwritten primary registration on behalf of Parent and the managing underwriter of such offering advises Parent in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can reasonably be sold in such offering, then Parent shall include in such registration (i) FIRST, the securities that Parent proposes to sell,
(ii) SECOND, the Registrable Securities and other securities requested to be included therein by one or more Holders or Shareholder Noteholders, on a PRO RATA basis according to the number of securities originally requested to be included by each Holder and Shareholder Noteholder and (iii) THIRD, securities requested to be

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included therein by any other persons having registration rights with respect to securities of Parent. If the managing underwriter of such offering subsequently advises Parent in writing that the number of securities that can be sold exceeds the number of securities included in the offering, Parent shall include in the registration (i) FIRST, the securities that Parent proposes to sell, (ii)
SECOND, such additional securities that one or more Holders or Shareholder Noteholders had originally requested be included in the registration, on a PRO RATA basis according to the number of securities originally requested to be included by each Holder and Shareholder Noteholder and (iii) THIRD, securities requested to be included therein by any other persons having registration rights with respect to securities of Parent.

      (c) PRIORITY ON SECONDARY REGISTRATIONS. If a Piggyback Registration is an underwritten secondary registration on behalf of holders of Parent's securities other than the Holders and the managing underwriter of such offering advises Parent in writing that in their opinion the number of securities requested to be included in such registration exceeds the number that can reasonably be sold in such offering, then Parent shall include in such registration (i) FIRST, if such registration is being made on behalf of other stockholders of Parent exercising demand registration rights, then the securities so requested to be included therein in accordance with such demand registration rights, (ii) SECOND, the Registrable Securities and other securities requested to be included in such registration by one or more Holders or Shareholder Noteholders on a PRO RATA basis according to the number of securities originally requested to be included by each Holder and Shareholder Noteholder, and (iii) THIRD, securities requested to be included therein by any other persons having registration rights with respect to securities of Parent. If the managing underwriter of such offering subsequently advises Parent in writing that the number of securities that can be sold exceeds the number of securities included in the offering, Parent shall include in the registration (i) FIRST, the securities proposed to be sold on behalf of the other stockholders of Parent exercising demand registration rights, (ii) SECOND, such additional securities that one or more Holders or Shareholder Noteholders had originally requested be included in the registration, on a PRO RATA basis according to the number of securities originally requested to be included by each Holder and Shareholder Noteholder and (iii) THIRD, securities requested to be included therein by any other persons having registration rights with respect to securities of Parent.

      (d) OTHER REGISTRATIONS. If (i) Parent has previously filed a registration statement with respect to any of the Registrable Securities pursuant to SECTION 2.01(A) OR 2.02(A) and (ii) such previous registration has not been withdrawn or abandoned, Parent shall not file or cause to be effective any other registration of any of its equity securities or securities convertible or exchangeable into or exercisable for its equity securities under the 1933 Act (except on Form S-8 or Form S-4 or any successor form), whether on its own behalf or at the request of any holder or holders of such securities, until a period of at least 180 days has elapsed from the effective date of such previous registration (and, during the period of any "shelf offering" or offering pursuant to Rule 415 under the 1933 Act, during such time as any Holder is engaged in selling efforts pursuant thereto, except with the prior written consent of the Holders named in the prospectus for such "shelf offering").

      (e) PIGGYBACK NOT A DEMAND REGISTRATION. Should any Holder's participation in a registration be pursuant to a Piggyback Registration in connection with (i) an underwritten primary

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registration on behalf of Parent as described in SECTION 2.01(I) OR 2.02(B), or
(ii) an underwritten secondary registration on behalf of holders of Parent's securities other than the Holders as described in SECTION 2.02(C), then such participation by any Holder shall not constitute a Demand Registration for purposes of determining the number of Demand Registrations the Holders are entitled to pursuant to SECTION 2.01(B).

      SECTION 2.03. HOLDBACK AGREEMENTS. (a) GENERAL. Each Holder hereby agrees not to effect any public sale or distribution of equity securities of Parent, or any securities convertible into or exchangeable or exercisable for such securities, including, without limitation, sales pursuant to Rule 144 under the 1933 Act (or any similar rule then in effect), during the 10 days prior to and the 90 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration) unless the underwriters managing the registered public offering otherwise agree.

      (b) AGREEMENT BY PARENT. Parent agrees not to effect any public sale or distribution of its equity securities, or any securities convertible into or exchangeable or exercisable for such securities, during the 10 days prior to and during the 90 days beginning on the effective date of any underwritten Demand Registration or any underwritten Piggyback Registration in which Registrable Securities are included (except as part of such underwritten registration in accordance with the provisions of this Agreement) unless the underwriters managing the registered public offering otherwise agree.

      (c) REGISTRATION PROCEDURES. Whenever any Holder requests registration pursuant to this Agreement, Parent shall use its reasonable best efforts to effect the registration of Registrable Securities for which registration is requested in accordance with the intended method of disposition thereof, and pursuant thereto Parent shall as expeditiously as possible:

      (i) prepare and file with the Commission a registration statement with respect to such securities and use its reasonable best efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Parent will furnish to the counsel selected by the Holders copies of all documents proposed to be filed, which documents will be subject to the review of such counsel);

      (ii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith and prepare and file any related registration statement pursuant to Rule 462 under the 1933 Act, in each case as necessary to keep such registration statement or registration statements effective for a period of not less than 90 days after such registration statement is declared effective, provided that Parent shall have no obligation pursuant to this Agreement to maintain the effectiveness of such registration statement after the sale of the securities registered thereunder, and shall comply with the provisions of the 1933 Act with respect to the disposition of all securities

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 11
      owned by each Holder that are covered by such registration statement during such period in accordance with the intended methods of disposition by such Holder;

      (iii) furnish to the Holders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as any Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder;

      (iv) use its reasonable best efforts to register or qualify such Registrable Securities under such other securities or Blue Sky Laws of such jurisdictions as any Holder requests and do any and all other acts and things that may be necessary or advisable to enable each Holder to consummate the disposition in such jurisdictions of the Registrable Securities (provided that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this sub-clause (iv), (B) subject itself to taxation in any such jurisdiction or (c) consent to general service of process in such jurisdiction);

      (v) cause all such shares of Registrable Securities to be listed on each securities exchange or qualified for trading on each market on which securities issued by Parent that are of the same class as the Registrable Securities are then listed or traded;

      (vi) provide a transfer agent and registrar for all such Registrable Securities no later than the effective date of such registration statement;

      (vii) obtain a "cold comfort" letter from Parent's independent public accountants in customary form, covering such matters of the type customarily covered by "cold comfort" letters delivered to underwriters, and covering such other matters as any Holder may reasonably request; and obtain an opinion of counsel for Parent in customary form, covering such matters of the type customarily covered in opinions of legal counsel delivered to underwriters, and covering such other matters as any Holder may reasonably request;

      (viii)if underwriters are engaged in connection with any registration referred to in this Agreement, Parent shall provide customary indemnification, representations, covenants, opinions, and other assurances to the underwriters, in each case in form and substance reasonably satisfactory to such underwriter;

      (ix) notify each Holder and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (A) when a prospectus or any prospectus supplement or post-effective amendment (or related registration statement filed pursuant to Rule 462 under the 1933 Act) has been filed, and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of any request by the Commission for amendments or supplements to a registration statement or related prospectus or for additional information, (C) of the issuance by the Commission of any stop order

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 12
      suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by Parent of any notification with respect to the suspension of the qualification of any of the registrable securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (E) of the happening of any event that requires the making of any changes in a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (F) of Parent's reasonable determination that a post-effective amendment to a registration statement would be required;

      (x) notify each Holder at any time when a prospectus relating thereto is required to be delivered under the 1933 Act, of the occurrence of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of any Holder, Parent shall prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such shares such amended or supplemented prospectus shall not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading;

      (xi) use its reasonable best efforts to obtain as soon as reasonably practicable the withdrawal of any order suspending the effectiveness of a registration statement, or the lifting of any suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction;

      (xii) if requested by the managing underwriters or any Holder, incorporate in a prospectus supplement or post-effective amendment such information as the managing underwriter and the Holders agree should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold to such underwriters, the purchase price being paid therefor by such underwriters and with respect to any other terms of the underwritten (or best efforts underwritten) offering of the Registrable Securities to be sold in such offering; make all required filings of such prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such prospectus supplement or post-effective amendment; and supplement or make amendments to any registration statement if requested by any Holder or any underwriter of such securities;

      (xiii)furnish to each Holder and each managing underwriter, without charge, such signed copies of the registration statement or statements and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) as any Holder or managing underwriter may reasonably request;

      (xiv) cooperate with reasonable requests of the Holders and the managing underwriter, if any, to facilitate the timely preparation and delivery of certificates representing Shares or

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 13

      Related Securities to be sold and not bearing any restrictive legends unless required by applicable law; and enable such certificates to be in such denominations and registered in such names as the managing underwriter may request at least two business days prior to any sale of Registrable Securities to the underwriters;

      (xv) in the case of an underwritten offering, enter into such customary agreements (including underwriting agreements in customary form) and take all such other actions as any Holder or underwriter reasonably requests in order to expedite or facilitate the disposition of such Registrable Securities; and

      (xvi) make available for inspection by any Holder, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such Holder or underwriter, all financial and other records, pertinent corporate documents and properties of Parent, and cause Parent's officers, directors, employees and independent accountants to supply all information reasonably requested by any such Holder, underwriter, attorney, accountant or agent in connection with such registration statement.

      SECTION 2.04. COMPANY REPORTS. Parent shall file all reports required to be filed by it under the 1933 Act and the 1934 Act and the rules and regulations promulgated by the Commission thereunder, and take such further reasonable action as may be necessary or appropriate for Parent to use Form S-2 or S-3 (or any similar registration form then applicable to small business issuers or hereafter adopted by the Commission) to register the Registrable Securities for sale thereon. Upon request, Parent shall deliver to the Holders a written statement as to whether it has complied with such requirements.

      SECTION 2.05. INFORMATION TO BE FURNISHED BY THE HOLDERS. In connection with any registration of shares of Registrable Securities hereunder, Parent may require the Holders to furnish Parent with such information regarding the Holders and the distribution of such shares as Parent may from time to time reasonably request in writing in order to comply with the 1933 Act. Each Holder agrees to notify Parent as promptly as practicable of any inaccuracy or change in information previously furnished to Parent or of the occurrence of any event in either case as a result of which any prospectus relating to such registration contains untrue statements of a material fact regarding the Holders or the distribution of such shares or omits to state any material fact regarding the Holders or the distribution of such shares required to be stated therein or necessary to make the statement therein not misleading in light of the circumstances under which such statements were made, and to promptly furnish to Parent any additional information required to correct and update any previously furnished information or required such that such prospectus shall not contain, with respect to the Holders or the distribution of such shares, an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which such statements are made.

      SECTION 2.06. SUSPENSION OF OFFERING PENDING PROSPECTUS SUPPLEMENT OR AMENDMENT. Each Holder agrees that, upon receipt of any notice from Parent of the occurrence of any event of

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 14
the kind described in SECTION 2.03(C)(IX)(B), (C), (D), (E) OR (F) hereof, such Holder will forthwith discontinue disposition of the Registrable Securities covered by such registration statement or prospectus until such holder's receipt of the copies of the supplemented or amended prospectus relating to such registration statement or prospectus, or until it is advised in writing by Parent that the use of the applicable prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus, and, if so directed by Parent, such Holder will deliver to Parent all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering the Registrable Securities current at the time of receipt of such notice.

      SECTION 2.07. REGISTRATION EXPENSES. (a) GENERAL. All expenses incident to Parent's performance and execution of Demand Registrations or Piggyback Registrations, and Parent's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, fees and expenses of compliance with securities or Blue Sky Laws, expenses and fees for listing the securities on the appropriate securities exchanges or qualifying such securities for trading in the appropriate securities markets, costs of liability insurance, all internal expenses, the expense of any annual audit or quarterly review, printing expenses, messenger and delivery expenses, fees and disbursements of counsel for Parent and all independent certified public accountants (including the expenses of any special audit and "cold comfort" letters required by or incident to such performance), and fees and costs of underwriters (excluding discounts and commissions and fees of underwriters, selling brokers, dealer managers or similar securities industry professionals relating to the distribution of the Registrable Securities) and other Persons (all such expenses being herein called "Registration Expenses"), shall be borne by Parent.

            (b) REIMBURSEMENT FOR COUNSEL FEES. In connection with each Demand Registration and Piggyback Registration, Parent shall reimburse the Holders for the reasonable fees and disbursements of one law firm chosen by Holders of a majority (in then market value) of the then outstanding Registrable Securities.

            (c) PAYMENT OF EXPENSES BY THE HOLDERS. The Holders shall pay the underwriters' discount and commissions and the commissions and fees, if any, payable in respect of selling brokers, dealer managers or similar securities industry professionals, and transfer taxes allocable to the registration of the Holders' securities so included in any Demand Registration or Piggyback Registration pursuant to this Agreement.

      SECTION 2.08. UNDERWRITTEN OFFERINGS. (a) UNDERWRITING AGREEMENT. In any underwritten offering by one or more Holders pursuant to a registration requested under SECTION 2.01(A) OR 2.02(A), Parent shall enter into an underwriting agreement which shall be reasonably satisfactory in form and substance to Parent, such Holder or Holders and the underwriters and which shall contain representations, warranties and agreements (including indemnification agreements to the effect and consistent with that provided in SECTION 2.09 hereof) as are customarily included by an issuer in underwriting agreements with respect to primary distributions.


::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 15

      (b) CONDITION TO PARTICIPATION AND QUALIFICATIONS TO OBLIGATIONS UNDER REGISTRATION COVENANTS. The obligations of Parent to use its reasonable best efforts to cause the Registrable Securities to be registered under the 1933 Act are subject to each of the conditions that no Holder may participate in any underwritten offering hereunder unless such Holder (a) agrees to sell such Registrable Securities on the basis provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably and customarily required under the terms of such underwriting arrangements.

      SECTION 2.09. INDEMNIFICATION. (a) BY PARENT AND THE COMPANY. In the event of any registration of any Registrable Securities under the 1933 Act, Parent and the Company will, and hereby do, jointly and severally, indemnify and hold harmless, to the fullest extent permitted by law, each Holder, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such Holder or any such underwriter within the meaning of the 1933 Act, against any and all losses, claims, damages, liabilities and expenses, joint or several, (or actions or proceedings, whether commenced or threatened, in respect thereof) to which they or any of them may become subject under the 1933 Act or any other statute or common law, including any amount paid in settlement of any litigation, commenced or threatened, and to reimburse them for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities, expenses or actions arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the registration statement relating to the sale of such securities or any post-effective amendment thereto or any related registration statement filed pursuant to Rule 462 or similar rule under the 1933 Act or in any filing made in connection with the qualification of the offering under Blue Sky or other securities laws or jurisdictions in which the Registrable Securities are offered ("Blue Sky Filing"), or the omission or alleged omission to state therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading or (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, if used prior to the effective date of such registration statement (unless such statement is corrected in the final prospectus and Parent has previously furnished copies thereof to each Holder and the underwriters), or contained in the final prospectus (as amended or supplemented if Parent shall have filed with the Commission, and furnished to each Holder and the underwriters of such offering copies thereof, prior to the written confirmation of any sale to the person asserting liability, any amendment thereof or supplement thereto) if used within the period during which Parent is required to keep the registration statement to which such prospectus relates current, or the omission or alleged omission to state therein (if so used) a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; PROVIDED, HOWEVER, that the indemnification agreement contained herein shall not (i) apply to such losses, claims, damages, liabilities, expenses or actions arising out of, or based upon, any such untrue statement or alleged untrue statement, or any such omission or alleged omission, if such statement or omission was made in reliance upon and in conformity with written information furnished to Parent by a Holder or such underwriter expressly for use in connection with preparation of the registration statement, any preliminary prospectus or final prospectus contained in the registration statement, any such amendment or supplement thereto or any Blue Sky Filing or

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 16

(ii) inure to the benefit of any underwriter or any person controlling such underwriter, to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Holder or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder.

      (b) BY THE HOLDERS. Parent may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to SECTION
2.01 OR 2.02, that Parent shall have received an undertaking satisfactory to it from the Holders to indemnify and hold harmless (in the same manner and to the same extent as set forth in SECTION 2.09(A)) Parent, each director of Parent, each officer of Parent and each other person, if any, who controls Parent within the meaning of the 1933 Act, with respect to any untrue statement or alleged untrue statement in, or omission or alleged omission from, such registration statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereto, if such statement or omission was made in reliance upon and in conformity with written information furnished to Parent by a Holder expressly for use in the preparation of such registration statement, preliminary prospectus, final prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of Parent or any such director, officer or controlling person and shall survive the transfer of such securities by such Holder. In no event shall any indemnity paid by any Holder to Parent pursuant to this SECTION 2.09(B), or otherwise, exceed the proceeds received by such Holder in such offering.

      (c) NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in SECTION 2.09(A) OR 2.09(B), such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, PROVIDED that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under SECTION 2.09(A) OR 2.09(B), as the case may be. In case any such action is brought against an indemnified party, the indemnifying party shall be entitled to participate in and, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, to assume the defense thereof, jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. In the event that the indemnifying party advises an indemnified party that it will contest a claim for indemnification hereunder, or fails, within 30 days of receipt of any indemnification notice to notify, in writing, such person of its election to defend, settle or compromise, at its sole cost

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 17
and expense, any action, proceeding or claim (or discontinues its defense at any time after it commences such defense), then the indemnified party may, at its option, defend, settle or otherwise compromise or pay such action or claim. In any event, unless and until the indemnifying party elects in writing to assume and does so assume the defense of any such claim, proceeding or action, the indemnified party's costs and expenses arising out of the defense, settlement or compromise of any such action, claim or proceeding shall be losses subject to indemnification hereunder. The indemnified party shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the indemnified party which relates to such action or claim. The indemnifying party shall keep the indemnified party fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. If the indemnifying party elects to defend any such action or claim, then the indemnified party shall be entitled to participate in such defense with counsel of its choice at its sole cost and expense. If the indemnifying party does not assume such defense, the indemnified party shall keep the indemnifying party apprised at all times as to the status of the defense; PROVIDED, HOWEVER, that the failure to keep the indemnifying party so informed shall not affect the obligations of the indemnifying party hereunder. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent; PROVIDED, HOWEVER, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

      (d) CONTRIBUTION. If the indemnification provided for in or pursuant to
SECTION 2.09(A) OR 2.09(B) is due in accordance with the terms thereof, but is held by a court to be unavailable or unenforceable in respect of any losses, claims, damages, liabilities or expenses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified person as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses as well as any other relevant equitable considerations. The relative fault of the indemnifying party on the one hand and of the indemnified person on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party, by such party's relative intent, knowledge, access to information and opportunity to correct or prevent such statement, or omission. In no event shall the liability of any Holder be greater in amount than the amount of proceeds received by such Holder upon such sale.



::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 18

                                  ARTICLE III
                  EFFECTIVE TIME AND TERM OF THIS AGREEMENT

      SECTION 3.01. EFFECTIVE TIME AND TERM OF THIS AGREEMENT. This Agreement will be effective for all purposes as of the Closing and will continue in full force and effect until the date that no Holder owns any of the Registrable Securities.

                                  ARTICLE IV
                                 MISCELLANEOUS

      SECTION 4.01. SEVERABILITY. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

      SECTION 4.02. AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the Registrable Securities, and may be amended only by an agreement in writing signed by (i) Parent, (ii) the Company and (iii) the Holders of not less than a majority (in then market value) of the then outstanding Registrable Securities, including not less than a majority (in then market value) of the then outstanding Registrable Securities held by the RIMCO Holders, PROVIDED, HOWEVER, that in no event shall any amendment impose any additional material obligations on any Holder without such Holder's written consent.

      SECTION 4.03. DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

      SECTION 4.04. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

      SECTION 4.05. NOTICES. All notices and communications provided for hereunder shall be in writing and sent (a) by telecopy if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid) or (ii) by registered or certified mail with return receipt requested (postage prepaid) or (iii) by a recognized overnight delivery service (with charges prepaid).

      (i) if to a RIMCO Holder, at its addresses set forth below, or such other address as it shall have specified to Parent in writing,


::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 19

      (ii) if to any other Holder, at such address as specified to Parent in writing in the notice provided in SECTION 4.08(B), or such other address as such Holder shall have subsequently specified to Parent in writing, and

      (iii) if to the Company or Parent, 1600 Smith Street, Suite 4000, Houston, Texas 77002, Telecopy No.: 713-652-9601, or such other address as it shall have specified to the Holders in writing.

Notices given under this SECTION 4.05 shall be deemed given only when actually received.

      SECTION 4.06. GOVERNING LAW. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

      SECTION 4.07. SURVIVAL. The representations and warranties made by the Company and Parent herein shall survive the execution and delivery of the Transaction Documents and the purchase and transfer by the Holders of any of the Registrable Securities, regardless of any investigation made at any time by or on behalf of the RIMCO Holders or any other Holder. All statements contained in any certificate or other instrument delivered by or on behalf of the Company or Parent pursuant to this Agreement shall be deemed to be representations and warranties of the Company and Parent under this Agreement.

      SECTION 4.08. SUCCESSORS AND ASSIGNS. (a) Subject to the provisions of
SECTION 4.08(B), all covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note or any Registrable Securities), whether so expressed or not.

      (b) The Registrable Securities and rights of any Holder under this Agreement with respect to any Registrable Securities may be assigned to any person who acquires Registrable Securities from a Holder, except that any Person who acquires such Registrable Securities (x) pursuant to a public offering registered under the 1933 Act or (y) pursuant to a transfer made in accordance with Rule 144 under the 1933 Act may not be assigned rights hereunder with respect to such Registrable Securities. Notwithstanding the foregoing, rights to cause a Demand Registration under SECTION 2.01(A) may only be assigned if such rights are expressly assigned in writing from a Holder. Any assignment of registration rights pursuant to this SECTION 4.08(B) shall be effective upon receipt by Parent of written notice from such assigning Holder (i) stating the name and address of any assignee, (ii) describing the manner in which the assignee acquired the Registrable Securities from such Holder and (iii) identifying the number of Registrable Securities with respect to which the rights under this Agreement are being assigned.


::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 20

      SECTION 4.09. ACTIONS BY HOLDERS OF MAJORITY OF REGISTRABLE SECURITIES. Each of the parties hereto agrees, in connection with the taking of any action permitted to be taken hereunder by the Holders or RIMCO Holders (as the case may be), that the Holders or RIMCO Holders (as the case may be) holding a majority (in then market value) of the then outstanding Registrable Securities are entitled to take such action.

      IN WITNESS WHEREOF, the Company, Parent and the RIMCO Holders have caused this Agreement to be executed by their respective representatives thereunto duly authorized, effective as of the date first above written.

                                          TEXOIL, INC.

                                          By:   /S/  RUBEN MEDRANO
                                          Name: Ruben Medrano
                                          Title:President

                                          TEXOIL COMPANY

                                          By:   /S/  RUBEN MEDRANO
                                          Name: Ruben Medrano
                                          Title:President

                                          RIMCO PARTNERS, L.P.
                                          RIMCO PARTNERS, L.P. II
                                          RIMCO PARTNERS, L.P. III
                                          RIMCO PARTNERS, L.P. III

                                          By:   RESOURCES INVESTORS MANAGEMENT
                          COMPANY LIMITED PARTNERSHIP,
                              their general partner

                                          By:   RIMCO ASSOCIATES, INC.,
                               its general partner

                                          By:   /S/  GARY MILAVEC
                                          Name: Gary Milavec
                                          Title:Vice President


::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 21

                                          Addresses for Notices:

                                          22 Waterville Road
                                          Avon, Connecticut   06001
                                          Telecopy No.:  860-678-9382

                                          600 Travis Street -Suite 6875
                                          Houston, Texas   77002
                                          Telecopy No.:  713-247-0730

::ODMA\PCDOCS\DOCS\88117\1
                                                        Exhibit 10.6 - Page 22